UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 24, 2023, (“Closing Date”), Esports Entertainment Group, Inc., a Nevada corporation (“Company”), pursuant to a stock purchase agreement (“Purchase Agreement”) dated February 14, 2023 with Gameday Group PLC, a Malta company (“Purchaser”), completed the divestiture of Prozone Limited, a Malta company containing the online casino and sportsbook business, including the Bethard brand (the “Bethard Business”), that is licensed in Malta and Sweden (and together the sale of Prozone Limited with the Bethard Business herein referred to as the “Sale of the Bethard Business).” The purchase consideration was determined by the Company to be $8,090,965 comprised of cash received on the Closing date of €1,650,000 ($1,739,882 using exchange rates in effect on the Closing Date), holdback consideration, of €150,000 ($158,171 using exchange rates in effect on the Closing Date) and the Company’s settlement of its contingent consideration liability of €5,872,989 ($6,192,912 using exchange rates in effect on the Closing Date) that had originated from its acquisition of the Bethard Business on July 13, 2021. The Purchaser further assumed net working capital of the Bethard Business consisting primarily of accounts payable and accrued liabilities estimated to be €1,238,552 ($1,306,021 using exchange rates at the Closing Date).

The foregoing description of the Sale of the Bethard Business is qualified in its entirety by the full text of the Purchase Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 2023 (the “Prior Report”) and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company as of December 31, 2022, and for the six months ended December 31, 2022, and for the year ended June 30, 2022, together with the related notes to the unaudited pro forma condensed consolidated financial information, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

Exhibit Number	Exhibit Description
99.1	Pro forma financial information of Esports Entertainment Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements, including, the amount of debt for equity exchanges we will be able to effect, the conversion price, and for what period of time such exchanges will continue to occur, if at all. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, our significant indebtedness, and our obligations under our Senior Convertible Note, our ability to continue as a going concern, and our ability to regain compliance with Nasdaq Listing Rules. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Michael Villani
Name:	Michael Villani
Title:	Interim Chief Financial Officer and Controller